Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Accounting Policies [Abstract]
Significant Accounting Policies

2. Significant Accounting Policies

There have been no changes to our accounting policies disclosed in our audited consolidated financial statements and the related notes for the year ended December 31, 2016 included in our Prospectus. As a result of business combinations made during the six months ended June 30, 2017 (see Note 3), we have included our accounting policies relating to business combinations, intangible assets, and goodwill below.

Correction of an Error

In the course of preparing our consolidated financial statements as of and for the year ended December 31, 2016, we identified an error related to the improper calculation of royalty expense during the year ended December 31, 2016 associated with licensed third-party syndicated data. We have determined that the error was not material to our interim financial statements. The correction of this error resulted in a revision which increased cost of revenue, loss from operations, and net loss by $0.8 million for the six months ended June 30, 2016.

Use of Estimates

The preparation of condensed consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities at the date of the condensed consolidated financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates and assumptions.

On an ongoing basis, our management evaluates estimates and assumptions based on historical data and experience, as well as various other factors that our management believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities.

Business Combinations

The results of businesses acquired in a business combination are included in our condensed consolidated financial statements from the date of the acquisition. We allocated the purchase price, including the fair value of any non-cash and contingent consideration, to the identifiable assets and liabilities of the relevant acquired business at their acquisition date fair values. Any excess consideration over the fair value of assets acquired and liabilities assumed is recognized as goodwill.

Contingent consideration payable in cash or a fixed dollar amount settleable in a variable number of shares is classified as a liability and recorded at fair value, with changes in fair value recorded in general and administrative expenses each period. Transaction costs associated with business combinations are expensed as incurred, and are included in general and administrative expense in the condensed consolidated statements of operations and comprehensive loss.

We perform valuations of assets acquired, liabilities assumed, and contingent consideration and allocate the purchase price to its respective assets and liabilities. Determining the fair value of assets acquired, liabilities assumed, and contingent consideration requires us to use significant judgment and estimates including the selection of valuation methodologies, estimates of future revenue, costs and cash flows, discount rates, the probability of the achievement of specified milestones, and selection of comparable companies. We engage the assistance of valuation specialists in concluding on fair value measurements in connection with determining fair values of assets acquired, liabilities assumed, and contingent consideration in a business combination.

Intangible Assets

Intangible assets consist of acquired developed technology. We determine the appropriate useful life of our intangible assets by performing an analysis of expected cash flows of the acquired assets. Intangible assets are amortized over their estimated useful lives of three to seven years, using the straight-line method, which approximates the pattern in which the economic benefits are consumed.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of net assets acquired in a business combination. We test goodwill for impairment in accordance with the provisions of Accounting Standards Codification, or ASC, 350, Intangibles – Goodwill and Other. Goodwill is tested for impairment at least annually at the reporting unit level or whenever events or changes in circumstances indicate that goodwill might be impaired. Events or changes in circumstances which could trigger an impairment review include a significant adverse change in legal factors or in the business climate, unanticipated competition, loss of key personnel, significant changes in the use of the acquired assets or our strategy, significant negative industry or economic trends, or significant underperformance relative to expected historical or projected future results of operations.

ASC 350 provides that an entity has the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then additional impairment testing is not required. However, if an entity concludes otherwise, then it is required to perform the first of a two-step impairment test.

The first step involves comparing the estimated fair value of a reporting unit with its book value, including goodwill. If the estimated fair value exceeds book value, goodwill is considered not to be impaired and no additional steps are necessary. If, however, the fair value of the reporting unit is less than book value, then the carrying amount of the goodwill is compared with its implied fair value. The estimate of implied fair value of goodwill may require valuations of certain internally generated and unrecognized intangible assets. If the carrying amount of goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to the excess.

We have one reporting unit and we test for goodwill impairment annually during the fourth quarter of each calendar year.

Variable Interest Entities

In accordance with ASC 810, Consolidation, the applicable accounting guidance for the consolidation of variable interest entities, or VIEs, we analyze our interests to determine if such interests are variable interests. If variable interests are identified, then the related entity is assessed to determine if it is a VIE. VIEs are generally entities that have either a total equity investment that is insufficient to permit the entity to finance its activities without additional subordinated financial support, or whose equity investors lack the characteristics of a controlling financial interest (i.e., ability to make significant decisions through voting rights and a right to receive the expected residual returns of the entity or an obligation to absorb the expected losses of the entity). If we determine that the entity is a VIE, we then assess if we must consolidate the VIE. We deem ourselves to be the primary beneficiary if we have both (i) the power to direct the activities of the VIE that most significantly impact the entity’s economic performance, and (ii) an obligation to absorb losses of the entity that could potentially be significant to the VIE, or a right to receive benefits from the entity that could be significant to the VIE.

As of June 30, 2017 and December 31, 2016, we determined that two of our distributors were VIEs under the guidance of ASC 810, Consolidation, due to (i) our participation in the design of the distributor’s legal entity, (ii) our having a variable interest in the distributor, and (iii) our having the right to residual returns. We determined that we were not the primary beneficiary of these VIEs because we did not have (a) the power to direct the activities that most significantly impact the VIE’s economic performance, and (b) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant. Therefore, we did not consolidate any assets or liabilities of these distributors in our consolidated balance sheets or record the results of these distributors in our consolidated statements of operations and comprehensive loss. Transactions with the distributors were accounted for in the same manner as our other distributors and resellers. As of June 30, 2017 and December 31, 2016, we had no exposure to losses from the contractual relationships with these VIEs or commitments to fund these VIEs.

Recent Accounting Pronouncements

In January 2017, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update, or ASU, 2017-04, Simplifying the Test for Goodwill Impairment, which simplifies the subsequent measurement of goodwill by removing the requirement to perform a hypothetical purchase price allocation to compute the implied fair value of goodwill to measure impairment. Instead, any goodwill impairment will equal the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. Further, the guidance eliminates the requirements for any reporting unit with a zero or negative carrying amount to perform a qualitative assessment and, if it fails that qualitative test, to perform Step 2 of the goodwill impairment test. This guidance is effective for annual or any interim goodwill impairment test in annual reporting periods beginning after December 15, 2021. Early adoption is permitted. While we continue to assess the potential impact of the adoption of this guidance, we do not expect the adoption of this guidance to have a material impact on our consolidated financial statements.

In January 2017, the FASB issued ASU 2017-01, Clarifying the Definition of a Business, which narrows the application of when an integrated set of assets and activities is considered a business and provides a framework to assist entities in evaluating whether both an input and a substantive process are present to be considered a business. It is expected that the new guidance will reduce the number of transactions that would need to be further evaluated and accounted for as a business. This guidance is effective for annual reporting periods beginning after December 15, 2018 and interim periods within annual periods beginning after December 15, 2019. Early adoption is permitted. We are evaluating the potential impact of adopting this guidance on our consolidated financial statements.

In November 2016, the FASB issued ASU 2016-18, Restricted Cash, which requires that restricted cash be included with cash and cash equivalents when reconciling the beginning and ending total amounts shown on the statement of cash flows. This guidance is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019, and should be applied using a retrospective transition method to each period presented. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. We have not yet determined the timing of adoption. We currently present changes in restricted cash within investing activities and so the adoption of this guidance will result in changes in net cash flows from investing activities and to certain beginning and ending cash and cash equivalent totals shown on our consolidated statement of cash flows.

In October 2016, the FASB issued ASU 2016-16, Intra-Entity Transfers of Assets Other Than Inventory. This guidance removes the prohibition in ASC 740, Income Taxes, against the immediate recognition of the current and deferred income tax effects of intra-entity transfers of assets other than inventory. This guidance is intended to reduce the complexity of U.S. GAAP and diversity in practice related to the tax consequences of certain types of intra-entity asset transfers, particularly those involving intellectual property. This guidance is effective for annual reporting periods beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted. We are currently evaluating the potential impact of this guidance on our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments, which addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice, including presentation of cash flows relating to contingent consideration payments, proceeds from the settlement of insurance claims, and debt prepayment or debt extinguishment costs, among other matters. This guidance is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted, including adoption in an interim period. If adopted in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. Adoption of this guidance is required to be applied using a retrospective transition method to each period presented, unless impracticable to do so. We are currently evaluating the potential impact of this guidance on our consolidated statement of cash flows.

In March 2016, the FASB issued ASU 2016-09, Compensation—Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting, which simplifies several aspects of the accounting for share-based payment transactions and related tax impacts, the classification of excess tax benefits on the statement of cash flows, statutory tax withholding requirements, and other stock-based compensation classification matters. This guidance is effective for annual reporting periods beginning after December 15, 2017, and interim periods within annual periods beginning after December 31, 2018. Early adoption is permitted in any interim or annual period. All the amendments in the new guidance must be adopted in the same period. We are evaluating the potential impact of this guidance on our consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases, creating Topic 842, which requires lessees to record the assets and liabilities arising from all leases in the statement of financial position. Under ASU 2016-02, lessees will recognize a liability for lease payments and a right-of-use asset. When measuring assets and liabilities, a lessee should include amounts related to option terms, such as the option of extending or terminating the lease or purchasing the underlying asset, that are reasonably certain to be exercised. For leases with a term of 12 months or less, lessees are permitted to make an accounting policy election to not recognize lease assets and liabilities. This guidance retains the distinction between finance leases and operating leases and the classification criteria remains similar. For financing leases, a lessee will recognize the interest on a lease liability separate from amortization of the right-of-use asset. In addition, repayments of principal will be presented within financing activities, and interest payments will be presented within operating activities in the statement of cash flows. For operating leases, a lessee will recognize a single lease cost on a straight-line basis and classify all cash payments within operating activities in the statement of cash flows. This guidance will be effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020, and is required to be applied using a modified retrospective approach. Early adoption is permitted. We are evaluating the potential impact of this guidance on our consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers. This guidance replaces most existing revenue recognition guidance. It provides principles for recognizing revenue for the transfer of promised goods or services to customers with the consideration to which the entity expects to be entitled in exchange for those goods or services. In August 2015, the FASB issued ASU 2015-14, which deferred the effective date of ASU 2014-09 by one year. During 2016, the FASB continued to issue additional amendments to this new revenue guidance. This new revenue guidance will be effective for annual reporting periods beginning after December 15, 2018, and interim reporting periods within annual reporting periods beginning after December 15, 2019. Early adoption is permitted for annual periods beginning after December 15, 2016. We are evaluating the potential impact of this guidance on our consolidated financial statements.

2. Summary of Significant Accounting Policies

Principles of Consolidation and Basis of Presentation

Our consolidated financial statements are presented in accordance with accounting standards generally accepted in the United States of America, or U.S. GAAP, and include the accounts of Alteryx, Inc. and its wholly owned subsidiaries after elimination of intercompany transactions and balances.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates and assumptions.

On an ongoing basis, our management evaluates estimates and assumptions based on historical data and experience, as well as various other factors that our management believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities. In addition, we engaged third-party valuation specialists to assist with estimates related to the valuation of common and convertible preferred stock.

Concentration of Risk

Financial instruments, which subject us to concentrations of credit risk, consist primarily of cash and cash equivalents, investments, and trade accounts receivable. We maintain our cash and cash equivalents and investments with two major financial institutions and a portion of such balances exceed Federal Deposit Insurance Corporation, or FDIC, insurance limits. Our investments in certificates of deposit are invested at levels under the maximum FDIC requirements, giving full FDIC protection to all of our investments in certificates of deposit.

We extend differing levels of credit to customers, do not require collateral deposits, and when necessary maintain reserves for potential credit losses based upon the expected collectability of accounts receivable. We manage credit risk related to our customers by following credit approval processes, establishing credit limits, performing periodic evaluations of credit worthiness and applying other credit risk monitoring procedures.

Accounts receivable include amounts due from customers with principal operations primarily in the United States.

Significant customers are those which represent 10% or more of our revenue for each period presented or total net accounts receivable at each balance sheet date presented. For all years presented, we had no customer which accounted for 10% or more of our accounts receivable balance or 10% or more of our revenue.

Fair Value of Financial Instruments

We utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. We determine fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2	Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active near the measurement date; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The fair value of our money market funds was determined based on “Level 1” inputs.

The fair value of certificates of deposit and corporate bonds were determined based on “Level 2” inputs. The valuation techniques used to measure the fair value of certificates of deposit included observable market-based inputs for similar assets, which primarily include yield curves and time-to-maturity factors. The valuation techniques used to measure the fair value of corporate bonds included standard observable inputs, including reported trades, quoted market prices, matrix pricing, benchmark yields, broker/dealer quotes, issuer spreads, two-sided markets or benchmark securities and data provided by third parties as many of the bonds are not actively traded.

There were no financial instruments in the “Level 3” category.

We have not elected the fair value option as prescribed by Accounting Standards Codification, or ASC, 825, The Fair Value Option for Financial Assets and Financial Liabilities, for our financial assets and liabilities that are not otherwise required to be carried at fair value. Under ASC 820, material financial assets and liabilities not carried at fair value, such as our borrowings under our line of credit, accounts receivable, and payables, are reported at their carrying values.

Variable Interest Entities

In accordance with ASC 810, Consolidation, the applicable accounting guidance for the consolidation of variable interest entities, or VIEs, we analyze our interests to determine if such interests are variable interests. If variable interests are identified, then the related entity is assessed to determine if it is a VIE. VIEs are generally entities that have either a total equity investment that is insufficient to permit the entity to finance its activities without additional subordinated financial support, or whose equity investors lack the characteristics of a controlling financial interest (i.e., ability to make significant decisions through voting rights and a right to receive the expected residual returns of the entity or an obligation to absorb the expected losses of the entity). If we determine that the entity is a VIE, we then assess if we must consolidate the VIE as our primary beneficiary. We deem ourselves to be the primary beneficiary if we have both (i) the power to direct the activities of the VIE that most significantly impact the entity’s economic performance, and (ii) an obligation to absorb losses of the entity that could potentially be significant to the VIE, or a right to receive benefits from the entity that could be significant to the VIE.

As of December 31, 2015 and 2016, we determined that two of our distributors were VIEs under the guidance of ASC 810, Consolidation, due to (a) our participation in the design of the distributor’s legal entity, (b) our having a variable interest in the distributor, and (c) our having the right to residual returns. We determined that we were not the primary beneficiary of these VIEs because we did not have (i) the power to direct the activities that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant. Therefore, we did not consolidate any assets or liabilities of these distributors in our consolidated balance sheet or record the results of these distributors in our consolidated statements of operations and comprehensive loss. Transactions with the distributors were accounted for in the same manner as our other distributors and resellers. As of December 31, 2015 and 2016, we had no exposure to losses from the contractual relationships with these VIEs or commitments to fund these VIEs.

Reclassifications

Certain amounts in our consolidated financial statements have been reclassified to conform to the current period presentation.

Cash and Cash Equivalents

We consider cash and cash equivalents to include short-term, highly liquid investments that are readily convertible to known amounts of cash and so near their maturity that they present insignificant risk of changes in the value, including investments that mature within three months from the date of original purchase. Amounts receivable from a credit card processor of approximately $0.1 million and $0.3 million as of December 31, 2015 and 2016, respectively, are considered cash equivalents because they were both short-term and highly liquid in nature and are typically converted to cash within three days of the sales transaction.

Investments

Our investments include available-for-sale marketable securities. The classification of investments is determined at the time of purchase and reevaluated at each balance sheet date. We classify investments as current or non-current based on the nature of the securities as well as their stated maturities. Investments are stated at fair value. The net unrealized gains or losses on available-for-sale securities are recorded as a component of accumulated other comprehensive loss, net of income taxes.

At each balance sheet date, we assess available-for-sale securities in an unrealized loss position to determine whether the unrealized loss is other than temporary. We consider factors including the significance of the decline in value as compared to the cost basis, underlying factors contributing to a decline in the prices of securities in a single asset class, how long the market value of the security has been less than its cost basis, the security’s relative performance versus its peers, sector or asset class, expected market volatility, and the market and economy in general, and, if determined to be other than temporary, will record an other than temporary impairment charge.

Accounts Receivable, Allowance for Doubtful Accounts, and Sales Reserves

Our accounts receivable consist of amounts due from customers and are typically unsecured. Accounts receivable are recorded at the invoiced amount and are non-interest bearing.

The allowance for doubtful accounts is estimated and established by assessing individual accounts receivable over a specific age and dollar value, and all other balances are pooled based on historical collection experience. Additions to the allowance are charged to general and administrative expenses. Accounts receivable are written off against the allowance when an account balance is deemed uncollectible.

We estimate a sales reserve based upon the historical adjustments made to customer billings. Such reserve is recorded as a reduction of revenue and deferred revenue.

Royalties

We pay royalties associated with licensed data sold with our platform and we recognize royalty expense to cost of revenue when incurred. For the years ended December 31, 2014, 2015, and 2016, we recognized royalty expense of approximately $4.1 million, $4.1 million, and $6.0 million, respectively. Under certain of our contractual arrangements we prepay royalties. Prepaid royalties were approximately $0.4 million and $1.3 million as of December 31, 2015 and 2016, respectively, and are included in prepaid expenses and other current assets in our consolidated balance sheet.

Sales Commissions and Cash-Based Performance Awards

Our sales personnel and other commissioned employees are paid commissions. Commissions are considered direct and incremental costs to customer agreements and are generally paid in the period we receive payment from the customer under the associated customer agreement. These costs are recoverable from future revenue associated with the noncancelable customer agreements that gave rise to the commissions. Commissions are amortized to sales and marketing expense over the term the respective revenue is recognized. For the years ended December 31, 2014, 2015, and 2016, we amortized to sales and marketing expense approximately $4.6 million, $6.4 million, and $9.4 million, respectively.

Certain of our sales personnel and other commissioned employees are also eligible for annual cash-based performance awards based on overall performance of the individuals. The nature of these awards, while incremental sales costs, are not directly related to a specific customer agreement, therefore they are expensed to sales and marketing expense during the year they are earned commencing when the award is both probable of being earned and reasonably estimable, which generally has been in the latter part of the year. For the years ended December 31, 2014, 2015, and 2016, we recognized sales and marketing expense related to these awards of approximately $0.0 million, $1.2 million, and $1.4 million, respectively.

Deferred Offering Costs

Deferred offering costs included in other assets in our consolidated balance sheet, consist of direct and incremental costs related to the proposed initial public offering of our common stock. Upon completion of the initial public offering, these amounts will be offset against the proceeds of the offering. If the offering is terminated, the deferred offering costs will be expensed.

Property and Equipment

Property and equipment are stated at historical cost, less accumulated depreciation and amortization. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized on a straight-line basis over the shorter of their estimated useful lives or lease terms. Useful lives by asset category are as follows:

Computer equipment	3 years
Furniture and fixtures	3 to 7 years
Leasehold improvement	Shorter of useful life or lease term

Repairs and maintenance costs are charged to expense as incurred. Upon the sale or retirement of property and equipment, the cost and the related accumulated depreciation or amortization are removed from the accounts, with any resulting gain or loss included in our consolidated statement of operations and comprehensive loss.

Software Development Costs

Costs incurred in the development of new software products and enhancements to existing software products to be accounted for under software revenue recognition guidance are accounted for in accordance with ASC 985-20, Costs of Software to be Sold, Leased, or Marketed. These costs, consisting primarily of salaries and related payroll costs, are expensed as incurred until technological feasibility has been established. After technological feasibility is established, costs are capitalized in accordance with ASC 985-20. Because our process for developing software is completed concurrently with the establishment of technological feasibility, no internally generated software development costs have been capitalized as of December 31, 2015 and 2016.

We account for costs to develop or obtain internal-use software in accordance with ASC 350-40, Internal-Use Software. We also account for costs of significant upgrades and enhancements resulting in additional functionality under ASC 350-40. These costs are primarily software purchased for internal-use, purchased software licenses, implementation costs, and development costs related to our hosted product which is accessed by customers on a subscription basis. Costs incurred for maintenance, training, and minor modifications or enhancements are expensed as incurred. Internal use software is amortized on a straight-line basis over its estimated useful life, which is generally three years. Management evaluates the useful lives of these assets on an annual basis and tests for impairment whenever events or changes in circumstances occur that could impact the recoverability of these assets. Development costs related to internal-use software were insignificant during the years ended December 31, 2015 and 2016 and, therefore, have not been capitalized.

Impairment of Long-Lived Assets

We review our long-lived assets, primarily property and equipment, for impairment whenever events or changes in circumstances indicate the carrying amount of such assets may not be fully recoverable. Recoverability of these assets is determined by comparing the forecasted undiscounted cash flows attributable to such assets to their carrying value. If the carrying value of the assets exceeds the forecasted undiscounted cash flows, then the assets are written down to their fair value. Fair value is determined based on discounted cash flows or appraised values, depending upon the nature of the assets. To date, no such impairments have been recorded.

Restricted Cash

Restricted cash as of December 31, 2015 was held in accounts owned by us required to be restricted as to use by our office leaseholder to collateralize a standby letter of credit and by our credit card processor. The standby letter of credit with our lease holder was replaced by a cash security deposit in 2016. As of December 31, 2016, restricted cash related to amounts required to be restricted as to use by our credit card processor.

Revenue Recognition

Our revenue is derived from the licensing of subscription, time-based software, sale of a hosted version of our software, data subscription services, and professional services, including training and consulting services. The time-based subscriptions include post contract support, or PCS, which provides the customer the right to receive when-and-if-available unspecified future updates, upgrades and enhancements, and technical product support.

Revenue is recognized when all four revenue recognition criteria have been met: persuasive evidence of an arrangement exists, the product has been delivered or the service has been performed, the fee is fixed or determinable, and collection is probable or reasonably assured. Determining whether and when some of these criteria have been satisfied often involves exercising judgment and using estimates and assumptions that can have a significant impact on the timing and amount of revenue that is recognized. Invoiced amounts have been recorded in accounts receivable and in deferred revenue or revenue, depending on whether the revenue recognition criteria have been met.

We account for revenue from software and related products and services in accordance with ASC 985-605, Software. For the duration of the license term, the customer receives coterminous PCS. We do not provide PCS on a standalone or renewal basis unless the customer renews the software subscription license and, as such, we are unable to determine vendor specific objective evidence of fair value, VSOE, of PCS. Accordingly, revenue for the subscription of time-based software licenses and PCS is recognized ratably beginning on the date the license is first made available to the customer and continuing through the end of the subscription term. Revenue from time-based software licenses and PCS comprised more than 90% of revenue for each of the years ended December 31, 2014, 2015, and 2016.

We also recognize revenue from the sale of a hosted version of our platform which is delivered pursuant to a hosting arrangement. Revenue from hosted services is recognized ratably beginning on the date the services are first made available to the customer and continuing through the end of the contractual service term. Hosted revenue arrangements are outside the scope of ASC 986-605 software revenue recognition guidance as customers do not have the right to take possession of the software code underlying our hosted solutions.

Our arrangements may include the resale of third-party syndicated data content pursuant to subscription arrangements, and professional services. Data subscriptions provide the customer the right to receive data that is updated periodically over the term of the license agreement, and revenue is recognized ratably over the contract period once the customer has access to the data. We recognize revenue from the resale of third-party syndicated data on a gross basis when (i) we are the primary obligor, (ii) we have latitude to establish the price charged, and (iii) we bear credit risk in the transaction. Revenue from professional services, which is comprised primarily of training and consulting services, is recognized on a time and materials basis as the services are provided.

Multiple Element Arrangements

We enter into multiple element revenue arrangements in which a customer may purchase a combination of software, data, and services.

For multiple element arrangements that contain only software and software-related elements, revenue is allocated and deferred for the undelivered elements based on their VSOE. In situations where VSOE exists for all elements (delivered and undelivered), the revenue to be earned under the arrangement among the various elements is allocated based on their relative fair value. For arrangements where VSOE exists only for the undelivered elements, the full fair value of the undelivered elements is deferred and the difference between the total arrangement fee and the amount deferred for the undelivered items is recognized as revenue. If VSOE does not exist for an undelivered service element, the revenue from the entire arrangement is recognized over the service period, once all services have commenced. Changes in assumptions or judgments or changes to the elements in a software arrangement could cause a material increase or decrease in the amount of revenue recognized in a particular period.

VSOE is determined for each element, or a group of elements sold on a combined basis, such as our software and PCS, based on historical stand-alone sales to third parties or the price to be charged when the product or service, or group of products or services, is available. In determining VSOE, a substantial majority of the selling prices for a product or service must fall within a reasonably narrow pricing range.

Revenue related to the delivered products or services is recognized only if (i) the above revenue recognition criteria are met, (ii) any undelivered products or services are not essential to the functionality of the delivered products and services, (iii) payment for the delivered products or services is not contingent upon delivery of the remaining products or services, and (iv) there is an enforceable claim to receive the amount due in the event that the undelivered products or services are not delivered.

For multiple-element arrangements that contain both software and non-software elements, revenue is allocated on a relative fair value basis to software or software-related elements as a group and any non-software elements separately based on the selling price hierarchy. The selling price for each deliverable is determined using VSOE of selling price, if it exists, or third-party evidence of fair value, or TPE. If neither VSOE nor TPE exist for a deliverable, best estimate of selling price, or BESP, is used. Once revenue is allocated to software or software-related elements as a group, revenue is recognized in accordance with software revenue accounting guidance. Revenue allocated to non-software elements is recognized in accordance with SAB Topic 13, Revenue Recognition. Revenue is recognized when revenue recognition criteria are met for each element.

Judgment is required to determine VSOE or BESP. For VSOE, we consider multiple factors including, but not limited to, product types, geographies, sales channels, and customer sizes and, for BESP, we also consider market conditions, competitive landscape, internal costs, gross margin objectives, and pricing practices. Pricing practices taken into consideration include historic contractually stated prices, volume discounts, where applicable, and price lists. BESP is generally used for offerings that are not typically sold on a stand-alone basis or when the selling prices for a product or service do not fall within a reasonably narrow pricing range.

Revenue generated from sales arrangements through distributors is recognized in accordance with our revenue recognition policies as described above at the amount invoiced to the distributor. We recognize revenue at the net amount invoiced to the distributor, as opposed to the gross amount the distributor invoices their end customer, as we have determined that (i) we are not the primary obligor in these arrangements, (ii) we do not have latitude to establish the price charged to the end-customer, and (iii) we do not bear credit risk in the transaction with the end-customer.

Deferred Revenue

Deferred revenue includes amounts collected or billed in excess of revenue recognized. Such amounts are recognized by us over the life of the contract upon meeting the revenue recognition criteria. Deferred revenue that will be recognized during the succeeding 12-month period is recorded as current deferred revenue and the remaining portion is recorded as non-current deferred revenue, which is included in other liabilities in our consolidated balance sheet.

Cost of Revenue

Cost of revenue is accounted for in accordance with ASC 705, Cost of Sales and Services, and consists primarily of employee-related costs, including salaries and bonuses, stock-based compensation expense, and employee benefit costs associated with our customer support and professional services organizations. It also includes expenses related to hosting and operating our cloud infrastructure in a third-party data center, licenses of third-party syndicated data, and related overhead expenses. Out-of-pocket travel costs related to the delivery of professional services are typically reimbursed by the customers and are accounted for as both revenue and cost of revenue in the period in which the cost is incurred.

Advertising Costs

Advertising costs are expensed as incurred. We incurred advertising costs of approximately $2.6 million, $3.7 million, and $5.0 million for the years ended December 31, 2014, 2015, and 2016, respectively. Such costs primarily relate to online and print advertising as well as sponsorship of public marketing events, and are reflected in sales and marketing expense in our consolidated statements of operations and comprehensive loss.

Research and Development

Research and development expense consists primarily of employee-related costs, including salaries and bonuses, stock-based compensation expense, and employee benefits costs, for our research and development employees, depreciation of equipment used in research and development, third-party contractor costs, and related allocated overhead costs. Product development expenses, other than software development costs qualifying for capitalization, are expensed as incurred.

Stock-Based Compensation

We recognize stock-based compensation expense in accordance with the provisions of ASC 718, Compensation—Stock Compensation. ASC 718 requires the measurement and recognition of compensation expense for all stock-based payment awards made to employees and directors based on the grant date fair values of the awards. We use the Black-Scholes option-pricing method for valuing stock options. The fair value of an award, net of estimated forfeitures, is recognized as an expense over the requisite service period on a straight-line basis. Stock-based compensation expense is included in cost of revenue and operating expenses within our consolidated statements of operations and comprehensive loss based on the classification of the individual earning the award.

The determination of the grant date fair value of stock-based awards is affected by the estimated fair value of our common stock as well as other highly subjective assumptions, including, but not limited to, the expected term of the stock-based awards, expected stock price volatility, risk-free interest rates, and expected dividends, which are estimated as follows:

•	Fair value per share of our common stock. Because there is no public market for our common stock, our board of directors, with the assistance of a third-party valuation specialist, determined the common stock fair value at the time of the grant of stock options by considering numerous objective and subjective factors, including our actual operating and financial performance, market conditions, and performance of comparable publicly traded companies, business developments, and the likelihood of achieving a liquidity event and transactions involving our preferred and common stock, among other factors. The fair value of the underlying common stock will be determined by our board of directors until such time as our common stock commences trading on an established stock exchange or national market system. The fair value of our common stock has been determined in accordance with applicable elements of the practice aid issued by the American Institute of Certified Public Accountants, Valuation of Privately Held Company Equity Securities Issued as Compensation. Our board of directors grants stock options with exercise prices equal to the estimated fair value of our common stock on the date of grant.

•	Expected term. We determine the expected term of the awards using the simplified method, which estimates the expected term based on the average of the vesting period and contractual term of the stock option.

•	Expected volatility. Since a public market for our common stock has not existed and, therefore, we do not have a trading history of our common stock, we estimate the expected volatility based on the volatility of similar publicly held entities (referred to as “guideline companies”) over a period equivalent to the expected term of the awards. In evaluating the similarity of guideline companies to us, we considered factors such as industry, stage of life cycle, size, and financial leverage. We intend to continue to consistently apply this process using the same or similar guideline companies to estimate the expected volatility until sufficient historical information regarding the volatility of the share price of our common stock becomes available.

•	Risk-free interest rate. The risk-free interest rate used to value stock-based awards is based on the U.S. Treasury yield in effect at the time of grant for a period consistent with the expected term of the award.

•	Estimated dividend yield. The expected dividend was assumed to be zero as we have never declared or paid any cash dividends and do not currently intend to declare dividends in the foreseeable future.

In addition, we are required to estimate at the time of grant the expected forfeiture rate and only recognize expense for those stock-based awards expected to vest. Our estimated forfeiture rate is based on our estimate of pre-vesting award forfeitures.

The assumptions used in calculating the fair value of stock-based awards represent our best estimates, but these estimates involve inherent uncertainties and the application of judgment. As a result, if factors change or we use different assumptions, stock-based compensation expense could be materially different in the future.

The following table presents the weighted-average assumptions used for stock options granted for each of the years indicated:

	Year Ended December 31,
	2014	2015	2016
Expected term (in years)	6.0	6.0	6.0
Estimated volatility	48%	56%	41%
Risk-free interest rate	2%	2%	2%
Estimated dividend yield	—	—	—

Foreign Currency Remeasurement and Transactions

The U.S. dollar is the functional currency of our wholly owned subsidiaries. Local currency financial statements are remeasured from the local currency into the functional currency using the current exchange rate for monetary accounts and historical exchange rates for nonmonetary accounts, with exchange differences on remeasurement included in other income (expense).

Transactions denominated in currencies other than the U.S. dollar may result in transaction gains or losses at the end of the period and when the related receivable or payable is settled, which are recorded in other income (expense), net. Transaction gains and losses were $0.1 million, $0.2 million, and $0.5 million for the years ended December 31, 2014, 2015, and 2016, respectively.

Income Taxes

We apply the provisions of ASC 740, Income Taxes. Under ASC 740, we account for our income taxes using the asset and liability method whereby deferred tax assets and liabilities are determined based on temporary differences between the bases used for financial reporting and income tax reporting purposes. Deferred income taxes are provided based on the enacted tax rates and laws that will be in effect at the time such temporary differences are expected to reverse. A valuation allowance is provided for deferred tax assets if it is more likely than not that we will not realize those tax assets through future operations.

We also utilize the guidance in ASC 740 to account for uncertain tax positions. ASC 740 contains a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more likely than not of being realized and effectively settled. We consider many factors when evaluating and estimating our tax positions and tax benefits, which may require periodic adjustments and which may not accurately reflect actual outcomes. We recognize interest and penalties on unrecognized tax benefits as a component of income tax expense in our consolidated statement of operations and comprehensive loss.

Net Loss Per Share Attributable to Common Stockholders

In periods in which we have net income, we apply the two-class method for calculating earnings per share. Under the two-class method, net income is attributed to common stockholders and participating securities based on their participation rights. Participating securities include convertible preferred stock. In periods in which we have net losses after accretion of convertible preferred stock, we do not attribute losses to participating securities as they are not contractually obligated to share our losses.

Under the two-class method, basic net loss per share attributable to common stockholders is computed by dividing the net loss attributable to common stockholders by the weighted-average number of shares of common stock outstanding during the period. Net loss attributable to common stockholders is calculated as net loss including current period convertible preferred stock accretion.

Diluted earnings per share attributable to common stockholders adjusts basic earnings per share for the potentially dilutive impact of stock options and convertible preferred stock. As we have reported losses for all periods, all potentially dilutive securities are antidilutive and accordingly, basic net loss per share equals diluted net loss per share.

Recent Accounting Pronouncements

Under the Jumpstart Our Business Startups Act, or the JOBS Act, we meet the definition of an emerging growth company. We have elected to use this extended transition period for complying with new or revised accounting standards pursuant to Section 107(b) of the JOBS Act.

In November 2016, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update, or ASU, 2016-18, Restricted Cash, which requires that restricted cash be included with cash and cash equivalents when reconciling the beginning and ending total amounts shown on the statement of cash flows. This guidance is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019 and should be applied using a retrospective transition method to each period presented. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. We have not yet determined the timing of adoption. We currently present changes in restricted cash within investing activities and so the adoption of this guidance will result in changes in net cash flows from investing activities and to certain beginning and ending cash and cash equivalent totals shown on our consolidated statement of cash flows.

In October 2016, FASB issued ASU 2016-16, Intra-Entity Transfers of Assets Other Than Inventory. This guidance removes the prohibition in ASC 740 against the immediate recognition of the current and deferred income tax effects of intra-entity transfers of assets other than inventory. This guidance is intended to reduce the complexity of U.S. GAAP and diversity in practice related to the tax consequences of certain types of intra-entity asset transfers, particularly those involving intellectual property. This guidance is effective for annual reporting periods beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted. We are currently evaluating the impact of this guidance on our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments, which addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice, including presentation of cash flows relating to contingent consideration payments, proceeds from the settlement of insurance claims, and debt prepayment or debt extinguishment costs, among other matters. This guidance is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted, including adoption in an interim period. If adopted in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. Adoption of this guidance is required to be applied using a retrospective transition method to each period presented, unless impracticable to do so. We are currently evaluating the impact of this guidance on our consolidated statement of cash flows.

In March 2016, the FASB issued ASU 2016-09, Compensation—Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting, which simplifies several aspects of the accounting for share-based payment transactions and related tax impacts, the classification of excess tax benefits on the statement of cash flows, statutory tax withholding requirements, and other stock based compensation classification matters. This guidance is effective for annual reporting periods beginning after December 15, 2017 and interim periods within annual periods beginning after December 31, 2018. Early adoption is permitted in any interim or annual period. All of the amendments in the new guidance must be adopted in the same period. We are evaluating the potential impact of this guidance on our consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases, creating Topic 842, which requires lessees to record the assets and liabilities arising from all leases in the statement of financial position. Under ASU 2016-2, lessees will recognize a liability for lease payments and a right-of-use asset. When measuring assets and liabilities, a lessee should include amounts related to option terms, such as the option of extending or terminating the lease or purchasing the underlying asset, that are reasonably certain to be exercised. For leases with a term of 12 months or less, lessees are permitted to make an accounting policy election to not recognize lease assets and liabilities. This guidance retains the distinction between finance leases and operating leases and the classification criteria remains similar. For financing leases, a lessee will recognize the interest on a lease liability separate from amortization of the right of use asset. In addition, repayments of principal will be presented within financing activities, and interest payments will be presented within operating activities in the statement of cash flows. For operating leases, a lessee will recognize a single lease cost on a straight-line basis and classify all cash payments within operating activities in the statement of cash flows. This guidance will be effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020 and is required to be applied using a modified retrospective approach. Early adoption is permitted. We are evaluating the potential impact of this guidance on our consolidated financial statements.

In April 2015, the FASB issued ASU 2015-05, Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement, which provides guidance to customers about whether a cloud computing arrangement includes a software license. If a cloud computing arrangement includes a software license, the customer should account for the software license element of the arrangement consistent with the acquisition of other software licenses. If a cloud computing arrangement does not include a software license, the customer should account for the arrangement as a service contract. This guidance does not change the accounting for service contracts. This guidance is effective for annual periods beginning after December 15, 2015, and interim periods within annual periods beginning after December 15, 2016. Adoption of this guidance is not anticipated to have a material impact on our consolidated financial statements.

In February 2015, the FASB issued ASU 2015-02, Consolidation, which amended Topic 810 with respect to the consolidation guidance for variable interest entities, which could change consolidation conclusions. This guidance is effective for reporting periods beginning after December 15, 2016. Adoption of this guidance is not anticipated to have a material impact on our consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers. This guidance replaces most existing revenue recognition guidance. It provides principles for recognizing revenue for the transfer of promised goods or services to customers with the consideration to which the entity expects to be entitled in exchange for those goods or services. In August 2015, the FASB issued ASU 2015-14, which deferred the effective date of ASU 2014-09 by one year. During 2016, the FASB has continued to issue additional amendments to this new revenue guidance. This new revenue guidance will be effective for annual reporting periods beginning after December 15, 2018, and interim reporting periods within annual reporting periods beginning after December 15, 2019. Early adoption is permitted for annual periods beginning after December 15, 2016. We are evaluating the potential impact of this guidance on our consolidated financial statements.